POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of January, 2005.

                            /s/  Robert A. Cole
                            Robert A. Cole, Senior Vice President and Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of January, 2005.

                            /s/  Donald R. Breivogel, Jr.
                            Donald R. Breivogel, Jr., Senior Vice President and Chief Financial Officer and Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of January, 2005.

                            /s/  Stephen L. Blake
                            Stephen L. Blake, Senior Vice President and Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) The Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of January, 2005.

                            /s/  Frederick W. Geissinger
                            Frederick W. Geissinger, President and Chief
                            Executive Officer and Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of January, 2005.

                            /s/  Stephen H. Loewenkamp
                            Stephen H. Loewenkamp, Executive Vice President and Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of January, 2005.

                            /s/  Jerry L. Gilpin
                            Jerry L. Gilpin, Senior Vice President and Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 2005.

                            /s/  William N. Dooley
                            William N. Dooley, Director

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of January, 2005.

                            /s/  George W. Schmidt
                            George W. Schmidt, Vice President, Controller and Assistant Secretary

                               POWER OF ATTORNEY

     WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2004 ("Form 10-K"), with such amendments to such Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

     Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January, 2005.

                            /s/  George D. Roach
                            George D. Roach, Director